104 P1 09/17

SUPPLEMENT DATED SEPTEMBER 29, 2017

TO THE PROSPECTUS DATED JANUARY 1, 2017

OF

TEMPLETON FOREIGN FUND

(a series of Templeton Funds)

The Prospectus is amended as follows:

I. Effective September 30, 2017, the portfolio management team under the “FUND SUMMARY – Portfolio Managers” section on page 9 is revised to add the following:

Portfolio Managers

Christopher James Peel, CFA
Vice President of Global Advisors and portfolio manager of the Fund since September 2017.

Herbert J. Arnett, Jr.
Vice President of Global Advisors and portfolio manager of the Fund since September 2017.

II. Effective September 30, 2017, the portfolio management team under the “FUND DETAILS – Management” section beginning on page 22 is revised to add the following:

Christopher James Peel, CFA               Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since September 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Herbert J. Arnett, Jr.                             Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since September 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

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Please keep this supplement with your Prospectus for future reference.